EXHIBIT 10.17
                                                                   -------------

                                 PROMISSORY NOTE

$750,000.00                                                          March_,2003


     1. FOR VALUE RECEIVED, Signature Eyewear, Inc., a California corporation (the "Borrower"), hereby promises to pay to Wells Fargo Equipment Finance, Inc. and US Bancorp Oliver-Allen Technology Leasing, (collectively the "Lender"), at 733 Marquette Ave., Suite 700, Minneapolis, MN 55402, the principal sum of Seven Hundred Fifty Thousand and no/l00 Dollars ($750,000.00) which has been advanced to or for the benefit of the Borrower, in lawful money of the United States in immediately available funds, together with interest thereon at a per annum rate as set forth below. In all cases interest on this Note shall be calculated on the basis of a 360-day year but charged for actual days principal is unpaid.

     2. The outstanding principal indebtedness evidenced by this Note from the date of the Note through the Maturity Date (as hereinafter defined) shall bear interest at a fixed annual rate of interest equal to four percent (4%).

     3. Commencing on March 31, 2003 and continuing on the last day of each month thereafter, Borrow shall remit fifty-nine (59) consecutive monthly installments of $13,812.39 each. The remaining principal balance of this Note plus all accrued interest thereon shall be due and payable full on February 28,2008, unless accelerated earlier as set forth below (the "Maturity Date").

     4. The outstanding principal balance of this Note may be prepaid at any time at the option of the Borrower, in whole or, in part, without premium or penalty.

     5. If any installment of principal and interest on this Note, including the payment required on the Maturity Date, is not paid within ten (10) days of the due date thereof, the Borrower shall pay to the Lender a late charge equal to five percent (5%) of the amount of such installment.

     6. All payments and prepayments shall, at the option of the Lender, be applied first to any costs of collection, second to any late charges, third to accrued interest on this Note, and lastly to principal (and, in the case of any prepayments, to installments of principal in the inverse order of their maturity).

     7. Notwithstanding anything to the contrary contained herein, if the rate of interest, late payment fee, prepayment premium or any other charges or fees due hereunder are determined by a court of competent jurisdiction to be usurious or greater than the highest rate or amount allowed by law, then said interest rate, fees and/or charges shall be reduced to the maximum amount permissible under applicable California law any payments or amounts held to be in excess shall be considered payment of principal hereunder, in the indebtedness evidence hereby shall be reduced by such amounts so that the total liability for payments in the nature of interest, fees and/or other charges shall not exceed the applicable limits and imposed by the usury laws or the state laws applicable to this transaction, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of this Note and any related loan documents and all agreements between the Borrower and the Lender or their successors and assigns.

     8. This Note is secured by that certain Security Agreement executed in favor of the Lender, as secured party, by the Borrower, as debtor, of even date herewith.

     9. It shall be an Event of Default under this Note if any of the following occurs:

     (a) The Borrower fails to make any payment of principal or interest when due;

     (b) The Borrower falls to perform or observe any of the agreements set forth in section 1.02 of the Security Agreement, or if any representations or warranties made therein proves to be false in any material respect as of the date this Agreement is executed.

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

     10. Upon the occurrence of an Event of Default or at any time thereafter during the continuance of an Event of Default, the outstanding principal balance hereof and accrued interest and all other amounts due hereon shall at the option of the Lender, become immediately due and payable, without notice or demand.

     11. Upon the occurrence of an Event of Default or anytime thereafter during the continuance of an Event of Default, the Lender shall have the right to set off any and all amounts due hereunder by the Borrower to the Lender against any indebtedness or obligation of the Lender to the Borrower.

     12. The Borrower promises to pay all costs of collection of this Note, including but not limited to reasonable attorneys' fees, paid or incurred by the Lender on account of such collection, whether or not suit is filed with respect thereto and whether such cost or expense is paid or incurred, or to be paid or incurred, prior to or after the entry of judgment.

     13. Demand, presentment, protest and notice of nonpayment and dishonor of this Note are hereby waived.

     14. This Note shall be governed by and construed in accordance with the laws of the State of California.

     15 The Borrower hereby irrevocably submits to the jurisdiction of any California state court or federal court over any action or proceeding arising out of or relating to this Note, the Security Agreement and any instrument, agreement or document related thereto, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California state or federal court. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower irrevocably consents to the service of copies of the summons and complaint and any other process which may be served in any such action or proceeding by the mailing by United States certified mail, return receipt requested, of copies of such process to the Borrower's last known address. The Borrower agrees that judgment final by appeal, or expiration of time to appeal without an appeal being taken, in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Paragraph shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdiction to the extent permitted by law.

     16. The Borrower acknowledges that the right to trial by jury is a constitutional one, but that it may be waived. The Borrower, after consulting counsel of its choice, hereby knowingly and voluntarily, without coercion, waives all tights to a trial by jury of all disputes between it and the Lender with respect to this Note, the Security Agreement, any related instrument or agreement or any transactions contemplated hereby or thereby or any course of conduct, dealing, statements (whether oral or written) or actions by the Borrower and the Lender. The Borrower shall not seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived.





              [The rest of this page is intentionally left blank.]



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

                                           BORROWER:

                                           SIGNATURE EYEWEAR, INC.

                                           By  /s/ M. Prince
                                               ------------------------
                                           Name/Title: M. Prince
                                                       Chief Financial Officer


    [Signature page to $750,000 Promissory Note Payable to ________________]

                               SECURITY AGREEMENT


     AGREEMENT made this 26 day of March 2003, between SIGNATURE EYEWEAR, a California corporation, as debtor (herein called the "DEBTOR") and Wells Fargo Equipment Finance, Inc. and US Bancorp Oliver-Allen Technology Leasing (herein, with their participants, successors and assigns, called the "SECURED PARTY"), as secured party.

     For good and valuable consideration, Debtor hereby agrees for the benefit of the Secured Party as follows;

     1.01 Debtor hereby grants the Secured Party a security interest (collectively referred to as the "Security Interests") in the property of the debtor described on the attached Exhibit A all products and proceeds thereof, and all substitutions and replacements therefor, whether now owned or hereafter acquired (collectively, the "Collateral"), as security for the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to the Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Secured Party alone or in a transaction involving other creditors of Debtor, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of Debtor arising under that certain Promissory Note executed by the Debtor, as borrower, payable to the Secured Party, as lender, in the original principal amount of Seven Hundred Fifty Thousand and no/l00 Dollars ($750,000.00) (the "Note"), any loan or credit agreement or guaranty between Debtor and the Secured Party, whether now in effect or hereafter entered into; all such debts, liabilities and obligations are herein collectively referred to as the "Obligations").

     1.02 Debtor represents, warrants and agrees that:

     (a) Each of the representations and warranties included in that certain Master Lease between Oliver Allen Corporation, a California corporation, as lessor, and the Debtor, as lessee, dated March 1, 1999 is true and correct as of the date hereof, with the exception of the payment provisions. Upon receipt of the signed Agreement Promissory Note, Secured Party shall deliver the attached documents to Debtor: (i) Bill of Sale (ii) Release.

     (b) Debtor has (or will have at the time it acquires rights in Collateral hereafter arising) and will maintain so long as the Security Interests may remain outstanding, absolute title to each item of Collateral and all proceeds thereof, free and clear of all interests, liens, attachments, encumbrances and security interests except the Security Interests as provided herein, and except as the Secured Party may otherwise agree in writing. Debtor will defend the Collateral against all claims or demands of all persons (other than the Secured Party) claiming the Collateral or any interest therein, Debtor will not sell or otherwise dispose of any material portion of the Collateral or any interest therein without the Secured Party's prior written consent.

     (c) Debtor does business solely under its own name and the trade names (if any) set forth below (or if none are listed, Debtor warrants that it does not have any tradenames). The chief executive office of Debtor is located at the address set forth below and all of Debtor's records relating to its business or the Collateral are kept at that location. No Collateral will be kept at any location other than where it is currently located without the prior written consent of Secured Party, but the parties intend that the Collateral, wherever located, is covered by this Agreement. Debtor will not permit any tangible Collateral or any records pertaining to Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interests. Debtor will not change its name or the location of its place of business, without prior written notice to the Secured Party. Debtor shall advise Secured Party in writing at least thirty (30) days before any change of name, identity, form of organization, state of organization, corporate structure, or chief executive office.

     (d) None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

     (e) Except for some of the collateral which is obsolete or inoperative, Debtor will keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts.

     (f) Debtor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interests.

     (g) Debtor will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interests provided herein and except other security interests approved in writing by the Secured Party.

     (h) Debtor will at all reasonable times permit the Secured Party or its representatives to examine or inspect any Collateral, or any evidence of Collateral, wherever located, and Debtor will at any time and from time to time send requests for verification of accounts or notices of assignment to account debtors and other obligors.

     (i) Debtor will keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition, prepared on the basis of generally accepted accounting principles consistently applied; will submit to the Secured Party such weekly, monthly and other periodic reports concerning the Collateral and Debtor's business and financial condition as the Secured Party may from time to time request; and will permit the Secured Party, or its employees, accountants, attorneys or agents, to examine and copy any or all of its records at any time during Debtor's business hours.

     (j) Debtor will promptly notify the Secured Party of any loss of or material damage to any Collateral or of any substantial adverse change, known to Debtor, in any Collateral or the prospect of payment thereof.

     (k) Debtor will at all times keep its business all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Secured Party may reasonably request, with a Secured Party's loss payee endorsement to the Secured Party to the extent of its interest.

     (l) Debtor will pay or reimburse the Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interests or the creation, continuance or enforcement of this Agreement or any or all of the Obligations.

     (m) Debtor will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

     (o) Debtor from time to time will execute, endorse, or authorize the execution and delivery of all documents, conveyances, assignments, security agreements, financing statements and other agreements and writings which the Secured Party may reasonably request in order to secure, protect, perfect or enforce the Security Interests or the rights of the Secured Party under this Agreement (but any failure to request or assure that Debtor executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interests, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

     (q) Debtor represents and warrants that the description of each item of the Collateral covered hereby is accurately set forth on the list attached as Exhibit A to this Agreement, and that each item of such Collateral is currently located in the state of California unless another location is noted thereon. Debtor agrees to provide the Secured Party with an updated list of each item of Collateral upon request by the Secured Party. Debtor agrees to notify the Secured Party in writing before it changes the location of its chief executive office or the place where it keeps its books and records. The Debtor agrees not to remove any Equipment from the states where it is currently located for more than sixty (60) days without the Secured Party's prior written consent and until all necessary filings have been made and other actions taken to continue the perfection of the Secured Party's Security Interest in such new location. The Secured Party's Security Interest attaches to all the Collateral wherever located, and the failure of Debtor to inform the Secured Party of the location of any item or items of Collateral shall not impair the Secured Party's Security Interest therein.

     If Debtor at any time fails to perform or observe any of the foregoing agreements, and if such failure shall continue for a period of ten (10) business days after the Secured Party gives Debtor written notice thereof (or in the case of the agreements contained in clauses (f) and (k) above, immediately upon the occurrence of such failure, without notice or lapse of time), the Secured Party may, but need not, perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at the Secured Party's option, in the Secured Party's name) and may, but need not, take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and Debtor shall thereupon pay to the Secured Party on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Secured Party, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations. To facilitate the performance or observance by the Secured Party of such agreements to Debtor, Debtor hereby irrevocably appoints the Secured Party, or the delegate of the Secured Party, acting alone, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of Debtor any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section 1.02.

     1.03 As additional security for the payment and performance of the Obligations, Debtor hereby assigns to the Secured Party any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and Debtor hereby directs the issuer of any such policy to pay all such monies directly to the Secured Party, At any time, whether before or after the occurrence of any Event of Default, the Secured Party may (but need not), in the Secured Party's name or in Debtor's name, execute and deliver proof of claim, receive all such monies, endorse cheeks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

     1.04 Upon the occurrence of any Event of Default under the Note and at any time thereafter, the Secured Party may exercise one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand (but the Secured Party expressly reserves the right to demand payment of any Obligation payable on demand, at any time, whether or not an Event of Default has occurred or is continuing); (ii) exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith Debtor will on demand assemble the collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and the Secured Party shall have the right to take immediate possession of the Collateral and may enter any of the premises of Debtor or wherever the Collateral is located with or without process of law and to keep and store the same on said premises until sold (and if said premises be the property of Debtor, Debtor agrees not to charge the Secured Party or a purchaser from the Secured Party for storage thereof for a period of at least 90 days). If notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 1.06) at least ten (10) calendar days prior to the date of intended disposition or other action; (iii) without notice or demand offset any indebtedness the Secured Party or any of its participants, successors or assigns then owes to Debtor, whether or not then due, against any Obligation then owed to the Secured Party or any of its participants, successors or assigns by Debtor, whether or not then due; and (iv) exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against Debtor, or against any other person or property. The proceeds of all sales and collections will be applied first to all reasonable expenses of retaking, holding, preparing for sale, selling and the like, including attorneys' fees and legal expenses (whether or not suit is commenced) including, without limitation, attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's order or judgment and second to the payment (in whatever order the Secured Party elects) of all other Obligations chargeable to Debtor in connection with the loan transactions with Secured Party. Subject to the provisions of the Commercial Code, the Secured Party will return any excess to the Debtor and the Debtor shall remain liable to the Secured Party for any deficiency.

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

     1.05 This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, Debtor is entitled to any surplus and shall remain liable for any deficiency. The Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner in order or to apply any cash proceeds of the Collateral in any particular order of application.

     1.06 This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interests can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights or remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly in any order or sequence, or concurrently, at the Secured Party's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered, certified or ordinary mail, postage prepaid, to Debtor at its address set forth below or at its most recent address shown on the Secured Party's records.

     1.07 As used herein, the term "Event of Default" shall have the meaning assigned to such term in the Note.

     1.08 The Secured Party and its participants, if any, are not partners or joint venturers, and the Secured Party shall not have any liability or responsibility for any obligation, act or omission of any of its participants.

     1.09 This Agreement, and the Security Interests granted hereby, shall be binding upon Debtor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party and each and all of its participants, successors and assigns, and shall be effective when executed by Debtor and delivered to the Secured Party whether or not this Agreement is executed by the Secured Party. All rights and powers specifically conferred upon the Secured Party may be transferred or delegated to any of the participants, successors or assigns of the Secured Party. Except to the extent otherwise required by law, this Agreement and the transaction evidenced hereby shall be governed by the substantive laws of the state of California. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement or in any other agreement between Debtor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Debtor waives notice of the acceptance of this Agreement by the Secured Party.

     IN WITNESS WHEREOF, this Security Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.

                                               SIGNATURE EYEWEAR, INC

                                               By:  /s/ M. Prince
                                                    Name  M. Prince
                                                    Its  Chief Financial Officer
                                                    498 North Oak Street
                                                    Inglewood, CA 90302

Accepted at ______________, ___________

On March 26, 2003

_______________________________
By
  _____________________________
       Name:
            ___________________
       Its
           ____________________

STATE OF CALIFORNIA                     )

                                        )SS.

COUNTY OF Los Angeles                   )
          -----------

            On this 26th day of March 2003, before me personally came Michael Prince who being duly sworn did depose and say that he is Chief Financial Officer, the authorized signer described in and that executed the foregoing instrument.

                                                    /s/ Virginia Kerkochian
                                                    ----------------------------
                                                    NOTARY PUBLIC

           [SIGNATURE PAGE TO SECURITY AGREEMENT DATED MARCH 26, 2003]















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

                                    EXHIBIT A

     All equipment listed on Equipment Schedule No. 1 dated June 1, 1999 of that certain Master Lease dated as of March 1, 1999 between Signature Eyewear, inc., as Lessee, and Oliver-Alien Corporation, as Lessor.

     All equipment listed on Equipment Schedule No. 2 dated June 1, 1999 of that certain Master Lease dated as of March 1,1999 between Signature Eyewear, Inc., as Lessee, and Oliver-Allen Corporation, as Lessor.

     All equipment listed on Equipment Schedule No. 3 dated September 1, 1999 of that certain Master Lease dated as of March 1, 1999 between Signature Eyewear, Inc., as Lessee, and Oliver-Allen Corporation, as Lessor.

     All equipment listed on Equipment Schedule No. 4 dated September 1, 1999 of that certain Master Lease dated as of March 1 1999 between Signature Eyewear, Inc., as Lessee, and Oliver-Allen Corporation, as Lessor.

     All equipment listed on Equipment Schedule No. 5 dated December 1, 1999 of that certain Master Lease dated as of March 1, 1999 between Signature Eyewear, inc., as Lessee, and Oliver-Allen Corporation, as Lessor.

     All equipment listed on Equipment Schedule No. 6 dated December 1, 1999 of that certain Master Lease dated as of March 1, 1999 between Signature Eyewear, Inc., as Lessee, and Oliver-Allen Corporation, as Lessor.

     All equipment listed on Equipment Schedule No. 7 dated July 1, 2000 of that certain Master Lease dated as of March 1, 1999 between Signature Eyewear, Inc., as Lessee, and Oliver-Allen Corporation, as Lessor.

     All equipment listed on Equipment Schedule No. 8 dated July 1, 2000 of that certain Master Lease dated as of March 1, 1999 between Signature Eyewear, Inc., as Lessee, and Oliver-Allen Corporation, as Lessor.







                                        6